Net Loss per Common Share	9 Months Ended
Sep. 30, 2017
Earnings Per Share [Abstract]
Net Loss per Common Share
(10)	Net Loss per Common Share

Basic net loss per share is determined by dividing net loss by the weighted average shares of common stock outstanding during the period, without consideration of potentially dilutive securities. Diluted net loss per share is determined by dividing net loss by diluted weighted average shares outstanding. Diluted weighted average shares reflects the dilutive effect, if any, of potentially dilutive common shares, such as stock options and warrants calculated using the treasury stock method. In periods with reported net operating losses, all common stock options and warrants are generally deemed anti-dilutive such that basic net loss per share and diluted net loss per share are equal. However, in certain periods in which the exercise price of the warrants was less than the last reported sales price of Delcath’s common stock on the final trading day of the period and there is a gain recorded pursuant to the change in fair value of the warrant derivative liability, the impact of gains related to the mark-to-market adjustment of the warrants outstanding at the end of the period is reversed and the treasury stock method is used to determine diluted earnings per share. Additionally, for the periods ended September 30, 2017, the deemed dividend related to the Series B Preferred Stock (as discussed further in Note 8) is included with net loss to determine both the basic and diluted loss per share.

The following potentially dilutive securities were excluded from the computation of earnings per share as of September 30, 2017 and 2016 because their effects would be anti-dilutive:

	September 30,
	2017	2016
Stock options	155	118
Unvested restricted shares	289	54
Warrants	953	21,221

Total	1,397	21,394